Exhibit 10.2

To:	Lender Group for Frank’s International C.V.
$100 million Revolving Credit Facility (collectively, the “Lenders”)

From:	ZB, N.A., d/b/a Amegy Bank, as Administrative Agent (“Administrative Agent”)

Date:	April 18, 2017

Subject:	Limited Waiver of Financial Covenants (the “Limited Waiver”)

Frank’s International C.V., a limited partnership formed under the laws of the Netherlands (the “Borrower”), has requested that the Lenders waive compliance with (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement (hereafter defined) and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the following four conditions (collectively, the “Limited Waiver Conditions”):
first, at all times prior to the Third Quarter Compliance Certificate Delivery Date (hereafter defined) the Borrower will maintain no less than $250 million in liquidity (comprised of cash and availability under the Credit Agreement);
second, during the period commencing with the Effective Date (hereafter defined) through and including the Third Quarter Compliance Certificate Delivery Date, the “Applicable Margin” shall for all purposes of the Credit Agreement be deemed to be the Applicable Margin determined by Category 1, as referenced in the definition of “Applicable Margin,” which applies when the Leverage Ratio is greater than 1.50 to 1.00;
third, prior to the Third Quarter Compliance Certificate Delivery Date neither Borrower nor any finance company that is an Affiliate of Borrower will issue or cause to be issued any Permitted Senior Unsecured Debt unless contemporaneously with the issuance of any such Permitted Senior Unsecured Debt Borrower and its Subsidiaries grant a Lien on substantially all of their respective properties and assets to the Administrative Agent to secure the Obligations but only to the extent a Lien on such properties or assets could not reasonably be expected to result in material adverse tax consequences to the Borrower or any of its Subsidiaries, as reasonably determined by the Borrower and concurred with by the Administrative Agent (the waivers set forth in clauses (i) and (ii) above being inapplicable for purposes of determining whether the Borrower would be in compliance on a Pro Forma Basis with the Financial

Performance Covenants as of the most recently completed fiscal quarter for which financial statements are available as required in the definition of “Permitted Senior Unsecured Debt”); and
fourth, on the Effective Date the Borrower will pay to the Administrative Agent, for the account of each Lender (including the Administrative Agent in its capacity as a Lender) sending a signed approval of this Limited Waiver to the Administrative Agent’s counsel by the deadline specified in the penultimate paragraph of this Limited Waiver, a waiver fee equal to five basis points (5bps) of such Lender’s Revolving Facility Commitment (the “Waiver Fee”).

The Leverage Ratio and Interest Coverage Ratio will be reinstated as of July 1, 2017 and will be tested again quarterly beginning with the fiscal quarter ending September 30, 2017. Concurrently with the delivery of the third quarter financial statements Borrower is required to deliver a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth a computation of the Financial Performance Covenants in detail reasonably satisfactory to the Administrative Agent (the date of delivery of such certificate, the “Third Quarter Compliance Certificate Delivery Date”).

The foregoing Limited Waiver is subject to approval of the Required Lenders. This Limited Waiver will be automatically rescinded and nullified and be of no force or effect if the Borrower fails to comply with any of the Waiver Conditions. Notwithstanding any rescission or nullification of this Limited Waiver, the Waiver Fee will be deemed fully earned when paid and shall be non-refundable for any reason.

Capitalized terms not otherwise defined herein have the meanings given them in the Revolving Credit Agreement dated August 14, 2013, among the Borrower, Borrower’s general partner, Frank’s International Management B.V., a private limited liability company organized under the laws of the Netherlands, ZB, N.A., d/b/a Amegy Bank, individually and as Administrative Agent, Capital One, National Association, as Syndication Agent, and the lenders party thereto (the “Credit Agreement”).

Your response is requested by noon, Central Time, on Friday, April 28, 2017 (the “Effective Date”). Your response must be sent via fax or email to Administrative Agent’s counsel, Robert Shearer, with Thompson & Knight LLP at (832) 397-8056 (fax) or email him at robert.shearer@tklaw.com. Limited Waiver approvals submitted by a Lender after that time will be accepted but will be considered untimely and not eligible for the Waiver Fee.

Please call Brad Ellis (713) 232-1212 or Tim Neuhaus (713) 232-1055 with any questions you may have. Thank you.

Sincerely,
ZB, N.A. d/b/a Amegy Bank,

as Administrative Agent

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	ZB, N.A., d/b/a/ Amegy Bank

By:	/s/ Brad Ellis

Name:	Brad Ellis

Title:	Senior Vice President

Date:	April 28, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Bank of America, N.A.

By:	/s/ Jameson Burke

Name:	Jameson Burke

Title:	Vice President

Date:	April 28, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Citibank, N.A.

By:	/s/ Peter Kardos

Name:	Peter Kardos

Title:	Vice President

Date:	April 25, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Regions Bank

By:	/s/ Harry F. Hardin

Name:	Harry F. Hardin

Title:	Vice President

Date:	April 25, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Bokf, NA, dba Bank of Texas

By:	/s/ Chuck Johnson

Name:	Chuck Johnson

Title:	Vice President

Date:	April 25, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Cadence Bank, N.A.

By:	/s/ Phillip Bannon

Name:	Phillip Bannon

Title:	Vice President

Date:	April 28, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	JP Morgan Chase Bank, N.A.

By:	/s/ Arina Mavilian

Name:	Arina Mavilian

Title:	Vice President

Date:	April 28, 2017

The undersigned Lender hereby:

X
APPROVES a limited waiver of (i) the Leverage Ratio set forth in Section 6.10 of the Credit Agreement and (ii) the Interest Coverage Ratio set forth in Section 6.11 of the Credit Agreement for the fiscal quarters ending March 31, 2017 and June 30, 2017 subject to the Borrower complying with the Limited Waiver Conditions.

__	DOES NOT APPROVE the limited waiver.

Lender’s Name:	Whitney Bank

By:	/s/ Brent P. Benoit

Name:	Brent P. Benoit

Title:	Vice President

Date:	April 28, 2017